Prospectus supplement dated February 14, 2020
to the following prospectus(es):
Nationwide Destination Architect 2.0, America's marketFLEX II Annuity, America's marketFlex Edge Annuity, America's marketFLEX Advisor Annuity, Nationwide Destination Freedom+ Variable Annuity, Nationwide Advisory Retirement Income Annuity, and Nationwide Advisory Retirement Income Annuity - New York dated May 1, 2019
America's marketFLEX Annuity dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
At a meeting of the Board of Trustees (the "Board") of Columbia Funds Variable Insurance Trust (the "Trust") the Board approved the liquidation (the "Liquidation") pursuant to which the Columbia Funds Variable Insurance Trust – CTIVP – AQR Managed Futures Strategy Fund (the "Fund") will be liquidated.
Subject to shareholder approval, the liquidation is expected to occur on or about April 24, 2020 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about the Liquidation Date, the Fund will no longer be available for purchase or exchanges by new investors.
•	Prior to the Liquidation Date and pursuant to the terms of your contract, you may transfer your allocations from the Fund to any investment option available in your contract.
•	On or about the Liquidation Date, any remaining assets of the Fund will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund (the "Acquiring Fund").
•	After the Liquidation Date, any and all references in the prospectus to the Fund are deleted and replaced with the Acquiring Fund.
PROS-0390
1